UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RISING DRAGON ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

Rising Dragon Acquisition Corp. (“RDAC,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by RDAC with the Securities and Exchange Commission (the “SEC”) on September 26, 2025 (the “Original Proxy Statement”), for the Extraordinary General Meeting of shareholders (the “the Extraordinary General Meeting”) originally scheduled for October 20, 2025, to correct certain information contained therein.

Postponement of the Extraordinary General Meeting and Redemption Deadline

The Extraordinary General Meeting, originally scheduled for October 20, 2025, has been postponed to November 20, 2025, to provide shareholders with additional time to review the Original Proxy Statement and this supplement and to cast their votes. As a result, the deadline for delivery of redemption requests from the Company’s shareholders has been extended from October 16, 2025 (two business days before the originally scheduled Extraordinary General Meeting) to November 18, 2025 (two business days before the postponed Extraordinary General Meeting).

Except as set forth herein, the information contained in the Original Proxy Statement remains unchanged.

This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to shareholders for their vote at the Extraordinary General Meeting. Additional information is contained in the Original Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Original Proxy Statement, the information in this Supplement shall amend and supersede the information in the Original Proxy Statement. Except as so amended or superseded, all information set forth in the Original Proxy Statement remains unchanged and important for your consideration before voting. Shareholders are advised to review this Supplement carefully and to consider it together with the Original Proxy Statement when making their decisions regarding the matters to be voted on at the Extraordinary General Meeting on November 20, 2025.

The record date for determining the Company shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting remains the close of business on September 11, 2025 (the “Record Date”). Shareholders as of the Record Date are eligible to vote, even if they have subsequently sold their shares. Shareholders who have already submitted their proxies or voted and do not wish to change their vote need not take any further action. All previously cast votes associated with the Extraordinary General Meeting remain valid, unless revoked as described in the Original Proxy Statement or this Supplement. Shareholders who have not yet voted are urged to submit their votes promptly.

On or about October 16, 2025, we will commence mailing of this Supplement together with the revised notice and proxy card. Mailing of the Original Proxy Statement commenced on September 29, 2025.

AMENDED NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2025

TO THE SHAREHOLDERS OF RISING DRAGON ACQUISITION CORP.:

THIS AMENDED NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of Rising Dragon Acquisition Corp., a Cayman Islands exempted company (“Rising Dragon”, “RDAC,” the “Company,” “we,” “our,” or “us”), will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on November 20, 2025, at 10 a.m. Eastern Time and virtually using the following dial-in information:

Within the U.S. and Canada Toll Free	1 800-450-7155 (toll-free)
Outside of the U.S. and Canada	+1 857-999-9155 (standard rates apply)
Participant Passcode	8029046#

During the Extraordinary General Meeting, Rising Dragon’s shareholders will be asked to consider and vote upon the following proposals, which RDAC refers to herein as the “Proposals”:

●	By special resolution, to approve (a) the merger of Rising Dragon with and into PubCo, Rising Dragon’s wholly owned Cayman Islands subsidiary, with PubCo surviving the merger (the “Reincorporation Surviving Corporation”); and (b) the Plan of Merger to be entered into between the PubCo and Rising Dragon (the “Reincorporation Plan of Merger”) and the entry into the Reincorporation Plan of Merger. RDAC refers to this merger as the Reincorporation Merger. This proposal is referred to as the Reincorporation Merger Proposal or Proposal No. 1.

●	By special resolution, to approve (a) the entry into the agreement and plan of merger among Rising Dragon, PubCo, Merger Sub, HZJL and certain other parties; and (b) the merger of Merger Sub into HZJL, resulting in HZJL becoming a wholly owned subsidiary of PubCo. RDAC refers to this merger as the Acquisition Merger. This proposal is referred to as the Acquisition Merger Proposal or Proposal No. 2.

●	By ordinary resolution, to approve the Nasdaq Proposal, which RDAC refers to as the Nasdaq Proposal or Proposal No. 3.

●	By special resolution, to approve, on a non-binding advisory basis, certain material difference between the proposed PubCo’s amended and restated memorandum and articles of association (the “Proposed PubCo Charter”), a copy of which is attached to this proxy statement/prospectus as Annex B, and the amended and restated memorandum and articles of association of Rising Dragon (the “Existing Charter”), which RDAC refers to as the PubCo Charter Proposal or Proposal No. 4.

●	By ordinary resolution, to approve the members of the directors to serve on the PubCo’s board of directors, each effective from the consummation of the Business Combination, which RDAC refers to as the Director Approval Proposal or Proposal No.5;

●	By ordinary resolution, to approve the adjournment of the Extraordinary General Meeting in the event Rising Dragon does not receive the requisite shareholder vote to approve any of the above Proposals, which RDAC refers to as the Adjournment Proposal or Proposal No. 6.

Proposal No. 2 (the Acquisition Merger Proposal) is conditioned upon the approval of Proposal No. 1 (the Reincorporation Merger Proposal) and Proposal No. 3 (the Nasdaq Proposal). Proposal No. 1 (the Reincorporation Merger Proposal), Proposal No. 3 (the Nasdaq Proposal), and Proposal No. 4 (the PubCo Charter Proposal) are dependent upon the approval of Proposal No. 2 (the Acquisition Merger Proposal). It is important for you to note that in the event that either of Proposal No. 1 (the Reincorporation Merger Proposal) and Proposal No. 2 (the Acquisition Merger Proposal) is not approved, then Rising Dragon will not consummate the Business Combination. If Rising Dragon does not consummate the Business Combination and fails to complete an initial business combination by January 15, 2026 (or up to July 15, 2026, if further extended), Rising Dragon will be required to dissolve and liquidate, unless RDAC seeks shareholder approval to amend our Existing Charter to extend the date by which the Business Combination may be consummated.

As of September 11, 2025, the record date, there were 7,499,375 RDAC Ordinary Shares issued and outstanding and entitled to vote. Only Rising Dragon shareholders who hold shares of record as of the close of business on September 11, 2025 are entitled to vote at the Extraordinary General Meeting or any adjournment of the Extraordinary General Meeting. A proxy statement/prospectus was first being mailed to Rising Dragon shareholders on or about September 29, 2025, and this supplement to the definitive proxy statement is first being mailed to Rising Dragon shareholders on or about October 16, 2025. Approval of each of Proposal No. 1, Proposal No.2 and Proposal No.4 will require the affirmative vote of the holders of no less than two-thirds of the issued and outstanding RDAC Ordinary Shares present and entitled to vote at the Extraordinary General Meeting or any adjournment thereof. Approval of each of Proposal No.3 and Proposal No. 5 will require the affirmative vote of the holders of a simple majority of the issued and outstanding RDAC Ordinary Shares present and entitled to vote at the Extraordinary General Meeting or any adjournment thereof. Assuming that a quorum is present, attending the Extraordinary General Meeting either in person or by proxy and abstaining from voting will have the same effect as voting against the Proposals and failing to instruct your bank, brokerage firm or nominee to attend and vote your shares will have no effect on any of the Proposals.

Whether or not you plan to attend the Extraordinary General Meeting in person, please submit your proxy card without delay to Advantage Proxy not later than the time appointed for the Extraordinary General Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Extraordinary General Meeting. If you fail to return your proxy card and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. You may revoke a proxy at any time before it is voted at the Extraordinary General Meeting by executing and returning a proxy card dated later than the previous one, by attending the Extraordinary General Meeting in person and casting your vote by ballot or by submitting a written revocation to Advantage Proxy, that is received by the proxy solicitor before RDAC takes the vote at the Extraordinary General Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

The Rising Dragon board of directors recommends that you vote “FOR” approval of each of the Proposals.

By order of the Board of Directors,

/s/ Lulu Xing
Lulu Xing
Chairman of the Board of
Rising Dragon Acquisition Corp.
October 15, 2025

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Original Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Original Proxy Statement, the information set forth herein shall supersede or supplement the information in the Original Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Original Proxy Statement.

SUPPLEMENT NO. 1, DATED OCTOBER 15, 2025

TO THE DEFINITIVE PROXY STATEMENT

OF RISING DRAGON ACQUISITION CORP. DATED SEPTEMBER 26, 2025

This supplement to the Original Proxy Statement (the “Supplement”), supplements, updates and amends the Original Proxy Statement of the Company filed with the SEC on September 26, 2025. The following supplemental information should be read in conjunction with the Original Proxy Statement, which should be read in its entirety.

The Question And Answer on page 9 of the Original Proxy Statement is hereby amended and restated as follows:

Q:	When and where is the Extraordinary General Meeting?

A:	The Extraordinary General Meeting will take place on November 20, 2025, at 10 a.m., Eastern Time. Rising Dragon will be holding its Extraordinary General Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via a teleconference using the following dial-in information:

Within the U.S. and Canada Toll Free	1 800-450-7155 (toll-free)
Outside of the U.S. and Canada	+1 857-999-9155 (standard rates apply)
Participant Passcode

The Question And Answer on page 10 of the Original Proxy Statement is hereby amended and restated as follows:

Q:	How do I exercise my redemption rights?

A:	If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern Time on November 18, 2025 (two business days before the Extraordinary General Meeting), that Rising Dragon redeem your shares for cash, and (ii) submit your request in writing to Rising Dragon’s transfer agent, at the address listed at the end of this section and deliver your shares to Rising Dragon’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption rights must be received by Rising Dragon’s transfer agent two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two business days prior to the vote at the Extraordinary General Meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of RDAC Ordinary Shares as of the record date. Any public shareholder who holds RDAC Ordinary Share on or before November 18, 2025  (two (2) business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

The Question And Answer on page 11 of the Original Proxy Statement is hereby amended and restated as follows:

Q:	How can I vote?

A:	If you were a holder of record of RDAC Ordinary Shares on September 11, 2025, the record date for the Extraordinary General Meeting, you may vote with respect to the Proposals in person by virtual attendance at the Extraordinary General Meeting, or by submitting a proxy by mail so that it is received prior to 10 a.m. Eastern Time on November 20, 2025, in accordance with the instructions provided to you under the section titled “The Extraordinary General Meeting.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person by virtual attendance, obtain a proxy from your broker, bank or nominee.

The “Redemption” section on page 21 of the Original Proxy Statement is hereby amended and restated as follows:

Redemption Rights

Pursuant to Rising Dragon’s Existing Charter, Rising Dragon’s public shareholders may demand to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of then-outstanding public shares. As of September 11, 2025, this would have amounted to approximately $10.44 per share.

You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(x) hold public RDAC Ordinary Shares or (y) hold public RDAC Ordinary Shares through RDAC Units and you elect to separate your RDAC Units into the underlying public RDAC Ordinary Shares and public RDAC Rights prior to exercising your redemption rights with respect to the public RDAC Ordinary Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on November 18, 2025, which is two business days before the Extraordinary General Meeting, (a) submit a written request to the transfer agent that Rising Dragon redeem your public shares for cash; and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of outstanding RDAC Units must separate the underlying RDAC Ordinary Shares and RDAC Rights prior to exercising redemption rights with respect to the RDAC Ordinary Shares. If RDAC Units are registered in a holder’s own name, the holder must deliver the certificate for its RDAC Units to the transfer agent with written instructions to separate the RDAC Units into their individual component parts. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the RDAC Ordinary Shares from the RDAC Units.

If a broker, dealer, commercial bank, trust company or other nominee holds RDAC Units for an individual or entity (such individual or entity, the “beneficial owner”), the beneficial owner must instruct such nominee to separate the beneficial owner’s RDAC Units into their individual component parts. The beneficial owner’s nominee must send written instructions by facsimile to the transfer agent. Such written instructions must include the number of RDAC Units to be separated and the nominee holding such RDAC Units. The beneficial owner’s nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant RDAC Units and a deposit of an equal number of RDAC Ordinary Shares and RDAC Rights. This must be completed far enough in advance to permit the nominee to exercise the beneficial owner’s redemption rights upon the separation of the RDAC Ordinary Shares from the RDAC Units. While this is typically done electronically the same business day, beneficial owners should allow at least one full business day to accomplish the separation. If beneficial owners fail to cause their RDAC Ordinary Shares to be separated in a timely manner, they will likely not be able to exercise their redemption rights.

Any request for redemption, once made, may be withdrawn at any time up to two business days immediately preceding the Extraordinary General Meeting. Furthermore, if a shareholder delivered his certificate for redemption and subsequently decided prior to the date immediately preceding the Extraordinary General Meeting not to elect redemption, he may simply request that the transfer agent return the certificate (physically or electronically).

If a holder exercises its redemption rights for all of such holder’s public shares, then such holder will be exchanging its public shares for cash and will no longer own shares of the post-Business Combination company other than the rights (which will be converted into shares upon consummation of the Business Combination). Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Please see the section titled “The Extraordinary General Meeting — Redemption Rights” for the procedures to be followed if you wish to redeem your public shares for cash.

A redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not completed for any reason, then public shareholders who exercised their redemption rights would not be entitled to receive the redemption payment. In such case, Rising Dragon will promptly return the share certificates to the public shareholder.

The second paragraph under the “Redemption” section on page 89 of the Original Proxy Statement is hereby amended and restated as follows:

If you are a public shareholder and you seek to have your shares redeemed, you must submit your request in writing that we redeem your public shares for cash no later than 5 p.m., Eastern Time on November 18, 2025 (at least two business days before the Extraordinary General Meeting). The request must be signed by the applicable shareholder in order to validly request redemption. A shareholder is not required to submit a proxy card or vote in order to validly exercise redemption rights. The request must identify the holder of the shares to be redeemed and must be sent to Continental at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

The second paragraph on page 90 of the Original Proxy Statement is hereby amended and restated as follows:

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of RDAC Ordinary Shares as of the record date. Any public shareholder who holds RDAC Ordinary Shares on or before November 18, 2025 (two (2) business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination.

The last paragraph on page 106 of the Original Proxy Statement is hereby amended and restated as follows:

You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(x) hold public RDAC Ordinary Shares or (y) hold public RDAC Ordinary Shares through RDAC Units and you elect to separate your RDAC Units into the underlying public RDAC Ordinary Shares and public RDAC Rights prior to exercising your redemption rights with respect to the public RDAC Ordinary Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on November 18, 2025, which is two business days before Extraordinary General Meeting, (a) submit a written request to the transfer agent that Rising Dragon redeem your public shares for cash; and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

The first paragraph under the “General” section on page 87 of the Original Proxy Statement is hereby amended and restated as follows:

We are furnishing this proxy statement/prospectus to the Rising Dragon shareholders as part of the solicitation of proxies by the Rising Dragon board of directors for use at the Extraordinary General Meeting to be held on November 20, 2025 and at any adjournment or postponement thereof. A proxy statement/prospectus was first being furnished to our shareholders on or about September 29, 2025, and this supplement to the definitive proxy statement is first being mailed to Rising Dragon shareholders on or about October 16, 2025, in connection with the vote on the Reincorporation Merger Proposal, the Acquisition Merger Proposal, the Nasdaq Proposal, the PubCo Charter Proposal, the Director Approval Proposal, and the Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Extraordinary General Meeting.

The first paragraph under the “Date, Time and Place” section on page 87 of the Original Proxy Statement is hereby amended and restated as follows:

The Extraordinary General Meeting will be held on November 20, 2025 at 10 a.m. Eastern Time, or such other date, time and place to which such meeting may be adjourned or postponed. Rising Dragon will be holding the Extraordinary General Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via a teleconference using the following dial-in information:

Within the U.S. and Canada Toll Free: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Participant Passcode: 8029046#

The third paragraph under the “Where You Can Find Additional Information” section on page 238 of the Original Proxy Statement is hereby amended and restated as follows:

If you are a shareholder of Rising Dragon and would like to request documents, please do so by November 13, 2025, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This Supplement is dated October 15, 2025

Form of Proxy for Extraordinary General Meeting of

Holders of Rising Dragon Acquisition Corp. Ordinary Share

PROXY CARD

RISING DRAGON ACQUISITION CORP.

No. 64, Wanbolin District, Taiyuan City,

Shanxi Province, People’s Republic of China, 030024

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
RISING DRAGON ACQUISITION CORP.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 20, 2025: This notice of meeting, the accompany proxy statement, proxy card are available at https://www.cstproxy.com/risingdragonac/2025. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/risingdragonac/2025/proxy.

The undersigned hereby appoints Lulu Xing as proxy (the “Proxy”),with full power to act to appoint a substitute, and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all ordinary shares of Rising Dragon Acquisition Corp. (“RDAC”) held of record by the undersigned on September 11, 2025 at the Extraordinary General Meeting of shareholders to be held on November 20, 2025, or any postponement or adjournment thereof (the “Extraordinary General Meeting”). RDAC has determined that the Extraordinary General Meeting will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via teleconference using the following dial-in information:

Within the U.S. and Canada Toll Free	1 800-450-7155 (toll-free)
Outside of the U.S. and Canada	+1 857-999-9155 (standard rates apply)
Participant Passcode	8029046#

Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 6 BELOW. THE RDAC’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)	Proposal 1. Reincorporation Merger Proposal — to approve the merger of RDAC with and into Xpand Boom Technology Inc. (the “PubCo”), a Cayman Islands exempted company and wholly owned subsidiary of RDAC, with PubCo surviving the merger. RDAC refers to the merger as the Reincorporation Merger;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)	Proposal 2. Acquisition Merger Proposal — to approve the authorization for PubCo’s Board of Directors to complete the merger of Xpand Boom Solutions Inc. (the “Merger Sub”), a Cayman Islands exempted company and wholly owned subsidiary of PubCo, into HZJL Cayman Limited (“HZJL”), a Cayman Islands exempted company, resulting in HZJL becoming a wholly owned subsidiary of PubCo. RDAC refers to the merger as the Acquisition Merger;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	Proposal 3. Nasdaq Proposal — to approve for purposes of complying with Nasdaq Listing Rule 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding ordinary shares of PubCo pursuant to the terms of the Merger Agreement and the resulting change in control in connection with the Business Combination;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	Proposal 4. PubCo Charter Proposal — to approve each material difference between the proposed PubCo’s Amended and Restated Memorandum and Articles of Association of PubCo and the amended and restated memorandum and articles of association of RDAC, as amended and restated on October 10, 2024;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	Proposal 5. Director Approval Proposal — to approve the following five (5) individuals to serve on the board of director of PubCo, each effective from the consummation of the Business Combination;

Bin Xiong	☐ FOR	☐ AGAINST	☐ ABSTAIN

Wei Lin Yu	☐ FOR	☐ AGAINST	☐ ABSTAIN

Jun Gang Wang	☐ FOR	☐ AGAINST	☐ ABSTAIN

Jun Chen Sun	☐ FOR	☐ AGAINST	☐ ABSTAIN

Ye Liu	☐ FOR	☐ AGAINST	☐ ABSTAIN

(6)	Proposal 6. Adjournment Proposal — to approve the adjournment of the Extraordinary General Meeting in the event RDAC does not receive the requisite shareholder vote to approve any of the above Proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Signature	Signature	Date

IN THEIR DISCRETION THE PROXY IS AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If shareholder is a partnership, sign in partnership name by an authorized person, giving full title as such.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!